UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report : May 25, 2021

(Date of Earliest Event Reported)

BRAEMAR HOTELS & RESORTS INC.

(Exact Name of registrant as specified in its Charter)

Maryland	001-35972	46-2488594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway
Suite 1200
Dallas, Texas		75254
(Address of Principal Executive Offices)		(Zip code)

Registrant’s Telephone Number, Including Area Code: (972) 490-9600

Former Name or Former Address, If Changed Since Last Report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On May 25, 2021, Braemar Hotels & Resorts Inc., (the “Company”), Braemar Hospitality Limited Partnership and Ashford Hospitality Advisors LLC entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Virtu Americas LLC (the “Sales Agent”), relating to the offer and sale of shares of the Company’s common stock having an aggregate offering price of up to $50,000,000 (the “Shares”).

Sales of the Shares, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.

The Sales Agent will receive from us a commission of approximately 1.0% of the gross sales price of all shares sold through it as sales agent under the Equity Distribution Agreement. The Company may also sell some or all of the Shares to the Sales Agent as principal for its own account at a price agreed upon at the time of sale.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-254588), declared effective by the Securities and Exchange Commission (the “SEC”) on April 14, 2021, and a prospectus supplement dated May 26, 2021, filed with the SEC pursuant to Rule 424(b) under the Securities Act.

The description of the Equity Distribution Agreement contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the form of equity distribution agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
1.1	Form of Equity Distribution Agreement.
5.1	Opinion of Hogan Lovells US LLP.
23.1	Consent of Hogan Lovells US LLP (included in its opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.
May 26, 2021

	By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer